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                                                                 Exhibit 10.2(c)


                             MODIFICATION AGREEMENT


DATE:         JUNE 30, 1996

PARTIES:      Borrower:  SCHUFF STEEL COMPANY,
                         an Arizona corporation.

              Bank:      BANK ONE, ARIZONA, NA,
                         a national banking association

RECITALS:

         A. Bank has extended to Borrower credit ("LOAN") in the principal amount of $6,500,000.00 pursuant to the Revolving Line of Credit Loan Agreement (Accounts Receivable and Inventory), dated June 30, 1995 ("LOAN AGREEMENT"), and evidenced by the Revolving Line of Credit Note (Variable Rate), dated June 30, 1995 ("NOTE"). The unpaid principal of the Loan as of the date hereof is $0.00.

         B. The Loan and/or guaranty of Loan is secured by, among other things,
(i) the Continuing Security Agreement Inventory, Receivables and Rights to Payment, dated September 15, 1994, and (ii) the Security Agreement Consumer Goods, Equipment and Farm Equipment, Including Titled Vehicles, dated September 15, 1994, both by Borrower for the benefit of Bank (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the ("SECURITY DOCUMENTS").

         C. The Note, the Loan Agreement, the Security Documents, any arbitration resolution, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "LOAN DOCUMENTS".

         D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.       ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.       MODIFICATION OF LOAN DOCUMENTS.

         2.1      The Loan Documents are modified as follows:

                  2.1.1 The maturity date of the Loan and the Note is changed from June 30, 1997, to June 30, 1998. On the maturity date Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.

                  2.1.2 The reference to Expiration Date in Section 1.1 in
Section 13 of the Loan Agreement is changed from June 30, 1997, to June 30,
1998.


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                  2.1.3 The reference to Section 6.1(b)(i) and (ii) in Section
13 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

                           6..1(b)(i) Statements due within one hundred fifty
                           (150) days of each fiscal year Certification
                           Requirements: Independent certified public accountant satisfactory to Bank to audit financial statements and deliver an unqualified opinion on the financial statements.

                           6.1(b)(ii) Statements due within sixty (60) days of each month Certification Requirements: Borrower prepared financial statements

                  2.1.4 Section 6.1(b)(iv) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           (iv) within twenty (25) days after the end of each month a Borrowing Base Certificate in the form attached hereto as Exhibit A, to which shall be attached the following reports:
                                    (A) an aging and listing of all accounts receivable prepared in accordance with generally accepted accounting principles which itemizes each account debtor by name and which states the total amount payable to Borrower and contains a breakdown indicating future amounts due and when due, current amounts due, amounts thirty (30) days past due, sixty (60) days past due, and ninety
                                    (90) or more days past due, and reflecting any credit adjustments, returns and allowances;
                                    (B) An aging and listing of all accounts payable-trade prepared in a similar manner;

                  2.1.5 Section 6.1(b)(vi) of the Loan Agreement is hereby deleted and replaced with the following:

                           (vi) As soon as available and in any event within thirty (30) days of filing, Borrower shall deliver a copy of Borrower's federal income tax return(s) for each year, together with all schedules and other documents filed with such returns.

                  2.1.6 Section 6.1(b) (vii) and (viii) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

                           (vii) Borrower shall cause Guarantor, David A. and Nancy A. Schuff, to furnish Bank: (A) annual updated balance sheet in such form and with such certifications as may be reasonable required by Bank, and (B) a copy of such person's federal income tax return for such calendar year, together with all schedules and other documents filed with such return, both by August 15th of each year.

                           (viii) Borrower shall cause Guarantor, Scott A. Schuff, to furnish Bank: (A) annual updated balance sheet in such form and with such certifications as may be reasonably required by Bank, and (B) a copy of such person's federal income tax return for such calendar year, together with all schedules and other documents filed with such return, both by August 15th of each year.

                  2.1.7 Sections 6.1(d) (iii) and (iv) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

                           (iii) a minimum current ratio, calculated by dividing Borrower's Current Assets by Borrower's Current Liabilities after deducting short term advances to shareholders, shall be maintained at the ratio set forth in Section 13 hereof. The outstanding balance on the Revolving Line of Credit will be considered to be a current liability for the purpose of calculating "Current Ratio";
                           (iv) a minimum Working Capital shall be maintained in the amount set forth in Section 13 hereof, where "Working Capital" shall mean Borrower's Current Assets less Borrower's Current Liabilities after deducting short term advances to shareholders. The outstanding balance on the Revolving Line of Credit will be considered to be a current liability for the purpose of calculating "Net Working Capital"; and

                  2.1.8 The reference to Sections 6.1(d)(i) (iii) and (iv) in
Section 13 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

                  6.1 (d) (i)  Minimum Tangible Net Worth:    $6,100,000.00


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                        6.1 (d) (iii)  Current Ratio     1.25:1.0
                        6.1 (d) (iv) Minimum Working Capital:  $4,900,000.00

                  2.1.9 The Loan Agreement is hereby modified to add Sections 14, 15, 16, 17, 18 and 19 as follows:

14. Definitions. Capitalized terms used herein shall have the meanings set forth in the RLC Loan Agreement and the following terms shall have the following meanings:

"Commitment" means the agreement of BANK hereunder to issue Letters of Credit pursuant to the terms and conditions in Letter of Credit Agreements and to make Advances pursuant to the terms and conditions in the Agreement.

"Existing Letter(s) of Credit" means any and all letter(s) of credit issued by BANK at the request of BORROWER prior to the date of this Agreement, as to which letter(s) of credit the date that is the Standard Number of Days after the last date for payment of drafts drawn or drawn and accepted thereunder is after the date of this Agreement.


"Letter of Credit Agreement" means BANK's standard form Application and Agreement for Commercial Letter of Credit, BANK's standard form Application for Standby Letter of Credit and Standby Letter of Credit Agreement, or other standard application and agreement for letters of credit in use by BANK from time to time.

"Letters of Credit" means the letters of credit in BANK's standard form from time to time issued pursuant to this Agreement and any Existing Letters of Credit.

"Reimbursement Amount" means the amount BORROWER is obligated to pay to BANK under a Letter of Credit Agreement in respect of a draft drawn or drawn and accepted under the respective Letter of Credit, which amount shall be the amount of the draft or acceptance and all costs, expenses, fees, and other amounts then payable by BORROWER to BANK under the Letter of Credit Agreement.


"Standard Number of Days" means the standard number of days established by BANK from time to time to allow for delivery to BANK of drafts drawn under letters of credit issued by BANK and presented to financial institutions other than BANK for delivery to BANK. BANK may change such number of days at any time and from time to time in its absolute and sole discretion without notice to BORROWER and may have a different number of days for commercial letters of credit and standby letters of credit.

15. Letters of Credit.

         15.1 Issuance of Letters of Credit. Subject to the terms and conditions of this Agreement and the Letter of Credit Agreements and subject to the policies, procedures, and requirements of BANK in effect from time to time for issuance of Letters of Credit (including, without limitation, payment of letter of credit fees), BANK agrees to issue, from time to time on or before the scheduled Commitment expiration date set forth in the Agreement, Letters of Credit upon request by and for the account of BORROWER , provided that as to each requested Letter of Credit BORROWER has delivered to BANK a completed and executed Letter of Credit Agreement, and provided further that the date that is the Standard Number of Days after the last date for payment of drafts drawn or drawn and accepted under a requested Letter of Credit is before the scheduled Commitment expiration date set forth in the Agreement. Each reference in this Agreement to "issue" or "issuance" or other forms of such words in relation to Letters of Credit shall also include any extension or renewal of a Letter of Credit. Upon occurrence of an Event of default, or any condition or event that with notice, passage of time, or both would be an Event of default, BANK, in its absolute and sole discretion and without notice, may suspend the commitment to issue Letters of Credit. In addition, upon occurrence of an Event of default, BANK, in its absolute and sole discretion and without notice, may terminate the commitment to issue Letters of Credit.

         15.2 Issuance Procedure. To obtain a Letter of Credit, BORROWER shall complete and execute a Letter of Credit Agreement and submit it to the letter of credit department of BANK. Upon receipt of a completed and executed Letter of Credit Agreement, BANK will process the application in accordance with the policies, procedures, and requirements of BANK then in effect. If the application meets the requirements of BANK and is within the policies of BANK then in effect, BANK will issue the requested Letter of Credit.

         15.3 Reimbursement of BANK for Payment of Drafts Drawn or Drawn and Accepted Under Letters of Credit. The obligation of BORROWER to reimburse BANK for payment by BANK of drafts drawn or drawn and accepted under a Letter of Credit shall be as provided in the respective Letter of Credit Agreement. BANK will notify BORROWER of payment by BANK of a draft drawn or drawn and accepted under a Letter of Credit and of the respective Reimbursement Amount and will give BORROWER the election (i) to pay the Reimbursement Amount pursuant to the respective Letter of Credit Agreement or (ii) to pay the Reimbursement Amount by BANK making an Advance subject to the terms and conditions of this Agreement and applying the proceeds of the Advance to pay the Reimbursement Amount. If


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BORROWER does not communicate to BANK its election within two Business Days after notification by BANK of payment of the draft or acceptance, BORROWER shall be deemed to have elected to pay the Reimbursement Amount by BANK making an Advance hereunder, provided that if the terms and conditions in this Agreement for an Advance hereunder are not satisfied, BORROWER shall be deemed to have elected to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement. Each Advance to pay a Reimbursement Amount shall be dated the date that BANK pays the respective draft or acceptance and shall accrue interest from and after such date. If BORROWER is to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement, BORROWER shall also pay to BANK interest on the Reimbursement Amount from and including the date BANK pays the respective draft or acceptance at the rate per annum at which interest is then accruing under the Line of Credit Note until the Reimbursement Amount and such interest are paid in full, provided that if BORROWER fails to pay the Reimbursement Amount and accrued interest thereon within five (5) days after notification by BANK to BORROWER of payment of the respective draft or acceptance, interest thereafter shall accrue at the interest rate applicable to past-due payments under the Line of Credit Note. Such interest shall be computed on the basis of a 360-day year and accrue on a daily basis for the actual number of days elapsed. Notwithstanding the above, if BORROWER elects or is deemed to have elected to pay the Reimbursement Amount pursuant to the Letter of Credit Agreement and fails to pay the Reimbursement Amount and interest thereon within five (5) days after notification by BANK to BORROWER , BANK, in its absolute and sole discretion and without notice to BORROWER and regardless of whether the terms and conditions in this Agreement for Advances are satisfied, may make an Advance under this Agreement in the amount of the Reimbursement Amount and accrued interest thereon and apply the proceeds of such Advance to pay the Reimbursement Amount and accrued interest.

16. Letters of Credit and Advances. Letters of Credit may be issued by BANK at the oral or written request of the respective person or persons designated in the Agreement to request Advances. Such person or persons are hereby authorized by BORROWER to request Letters of Credit and Advances, to execute and deliver Letter of Credit Agreements on behalf of BORROWER , and to direct disposition of the proceeds of Advances until written notice of the revocation of such authority is received from BORROWER by BANK and BANK has had a reasonable time to act upon such notice. BANK shall have no duty to monitor for BORROWER or to report to BORROWER the use of Letters or Credit or proceeds of Advances. Advances shall be disbursed by BANK in the manner agreed upon by BANK and BORROWER from time to time.

17. Limit on Letters of Credit and Advances. Anything in the Loan Documents to the contrary notwithstanding, the sum from time to time of (i) the aggregate amount of outstanding and undrawn Letters of Credit, (ii) the aggregate amount of outstanding and unpaid drafts drawn or drawn and accepted under Letters of Credit, (iii) the aggregate amount of unpaid Reimbursement Amounts, and (iv) the amount of outstanding and unpaid Advances shall not exceed the lesser of (A) the Maximum Amount and (B) the Borrowing Base, provided, that if such sum at any time exceeds the lesser of (A) and (B), BORROWER , without notice or demand, shall immediately make a payment to BANK in an amount equal to the sum of (1) such excess and (2) accrued and unpaid interest thereon.

18. Collateral Upon Event of Default. Upon an event of default and demand by BANK in its absolute and sole discretion, BORROWER shall immediately deliver to BANK, as security for all obligations of Borrower under the Loan Documents (including, without limitation, the obligation to pay Reimbursement Amounts), immediately available funds in an amount equal to the sum of (i) the aggregate amount of outstanding and undrawn Letters of Credit, and (ii) the aggregate amount of outstanding and unpaid drafts drawn or drawn and accepted under Letters of Credit. BORROWER hereby grants to BANK a security interest in all such funds delivered to BANK to secure payment and performance of said obligations.

19. Conditions Precedent to Each Advance and Letter of Credit. BANK shall be obligated to issue a Letter of Credit or make an Advance when requested by BORROWER only if the representations and warranties by the Loan Parties in the Loan Documents are accurate on and as of the date of this Agreement and on and as of the date of issuance of the Letter of Credit or of making the Advance before and after giving effect to the Letter of Credit or the Advance and the application of the proceeds of the Advance. Delay or failure by BANK to insist on satisfaction of any condition of issuance of a Letter of Credit or making an Advance shall not be a waiver of such condition precedent or any other condition precedent. If BORROWER is unable to satisfy any condition precedent of issuance of a Letter of Credit or making an Advance, the issuance of the Letter of Credit or the making of the Advance shall not preclude BANK from thereafter declaring the condition or event causing such inability to be an event of default.


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         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.       RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.       BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.       BORROWER COVENANTS.

Borrower covenants with Bank:

         5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

         5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

                  5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.


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         5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, title, filing, and recording costs, expenses, and fees).

         5.3.3 A documentation fee of $300.00.

         5.3.4 A commitment fee of $8,125.00.

6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) if required by Bank, Borrower and any guarantor(s) of the Loan have executed and delivered to Bank an arbitration resolution, and (iv) each guarantor of the Loan has executed the Consent of Guarantor(s) below.

7.       INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
         WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.       BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns.

9.       CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.      COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

                                     SCHUFF STEEL COMPANY,
                                     an Arizona corporation

                                     By_______________________________________
                                          David A. Schuff, Chairman


                                     BANK ONE, ARIZONA, NA,
                                     a national banking association

                                     By_______________________________________
                                          Brad Richards, Vice President


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                             CONSENT OF GUARANTOR(S)


The undersigned (i) consent to the modification of the Loan Documents and all other matters in the foregoing Agreement, (ii) reaffirm the Continuing Guaranty, dated June 30, 1995 and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"), (iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to any of the Loan Documents are modified to refer to those documents as modified by the Agreement, and (v) agree to be bound by the release of Bank set forth in the Agreement.

Dated as of the date of the Agreement.

                                        ______________________________________
                                        David A. Schuff


                                        ______________________________________
                                        Nancy A. Schuff


                             CONSENT OF GUARANTOR(S)


The undersigned (i) consent to the modification of the Loan Documents and all other matters in the foregoing Agreement, (ii) reaffirm the Continuing Guaranty, dated June 30, 1995 and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"), (iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to any of the Loan Documents are modified to refer to those documents as modified by the Agreement, and (v) agree to be bound by the release of Bank set forth in the Agreement.

Dated as of the date of the Agreement.



                                        ______________________________________
                                        Scott A. Schuff


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